UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

March 10, 2020
Date of Report (Date of earliest event reported)

QUALCOMM Incorporated
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-19528	95-3685934
(Commission File Number)	(IRS Employer Identification No.)

5775 Morehouse Drive, San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

858-587-1121
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	QCOM	Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

QUALCOMM Incorporated (the “Company”) held its 2020 Annual Meeting of Stockholders on March 10, 2020 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders considered five proposals, each of which is described briefly below and in more detail in the Company’s definitive proxy statement dated January 23, 2020. The final voting results for each proposal are set forth below.

Proposal 1 - Election of Directors

NOMINEE	FOR	WITHHOLD	ABSTAIN	BROKER NON-VOTES
Mark Fields	822,462,216	3,162,480	1,773,487	171,898,017
Jeffrey W. Henderson	802,159,797	23,404,562	1,833,824	171,898,017
Ann M. Livermore	812,930,888	12,731,737	1,735,558	171,898,017
Harish Manwani	676,285,676	148,357,251	2,755,256	171,898,017
Mark D. McLaughlin	819,228,556	6,398,804	1,770,823	171,898,017
Steve Mollenkopf	812,792,515	12,908,797	1,696,871	171,898,017
Clark T. Randt, Jr.	755,039,110	70,338,402	2,020,671	171,898,017
Irene B. Rosenfeld	765,622,244	59,263,578	2,512,361	171,898,017
Kornelis (Neil) Smit	822,420,000	3,184,530	1,793,653	171,898,017
Anthony J. Vinciquerra	812,615,897	12,999,995	1,782,291	171,898,017

Each of the foregoing nominees was elected and each received affirmative votes from more than a majority of the votes cast.

Proposal 2 - To ratify the selection of PricewaterhouseCoopers LLP as our independent public accountants for our fiscal year ending September 27, 2020.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
959,673,351	38,415,837	1,208,212	0

The foregoing proposal required the affirmative vote of a majority of the votes cast at the Annual Meeting.

The foregoing proposal was approved.

Proposal 3 – To approve the Amended and Restated 2016 Long-Term Incentive Plan, including an increase in the share reserve by 74,500,000 shares.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
711,912,101	113,746,582	32,407,237	171,898,017

The foregoing proposal required the affirmative vote of a majority of the votes cast at the Annual Meeting.

The foregoing proposal was approved.

Proposal 4 – To approve, on an advisory basis, our executive compensation.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
141,975,563	653,016,583	32,407,237	171,898,017

The foregoing proposal required the affirmative vote of a majority of the votes cast at the Annual Meeting.

The foregoing advisory vote was not approved.

Proposal 5 – To approve, on an advisory basis, the frequency of future advisory votes on executive compensation.

1YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES
811,692,914	4,995,548	9,120,854	1,590,067	171,898,017

Based on these results, and consistent with the Company’s recommendation and past practice, the Company will continue to hold an advisory vote on executive compensation annually.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALCOMM Incorporated

Date:	March 13, 2020	By:	/s/ Akash Palkhiwala
Akash Palkhiwala
Executive Vice President and Chief Financial Officer